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                                                                   EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated February 11, 1997 included (or incoporated by reference) in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-20841, 33-32068 and 33-48562.




                                         Arthur Andersen LLP


Detroit, Michigan,
March 26, 1997